ManpowerGroup First Quarter Results | April 21, 2017 Exhibit 99.2

ManpowerGroup April 2017 2 FORWARD-LOOKING STATEMENT This presentation contains statements, including financial projections, that are forward- looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2016, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements.

ManpowerGroup April 2017 3 ManpowerGroup 2017 First Quarter Results Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. As Reported Excluding Restructuring Charges(1) Q1 Financial Highlights 4% 4% Revenue $4.8B 7% CC 7% CC 30 bps 30 bps Gross Margin 16.6% 4% 15% Operating Profit $127M ($151M excluding restructuring charges) 1% CC 19% CC 20 bps 30 bps OP Margin 2.7% (3.2% excluding restructuring charges) 11% 42% EPS $1.09 ($1.39 excluding restructuring charges) 14% CC 47% CC (1) Excludes the impact of restructuring charges of $24.0M ($20.8M net of tax) in Q1 2017. Consolidated Financial Highlights

ManpowerGroup April 2017 4 ManpowerGroup 2017 First Quarter Results EPS Bridge – Q1 vs. Guidance Midpoint $1.39 $1.09 $1.10 $1.09 +0.11 +0.20 -0.02 -0.30 Q1 Guidance Midpoint Operational Performance Tax Rate (30.0% vs 40.0%) Other Expense Reported Excluding Restructuring Charges Restructuring Charges (net of 2¢ currency) Q1 Reported

ManpowerGroup April 2017 5 ManpowerGroup 2017 First Quarter Results Consolidated Gross Margin Change 16.9% 16.6% Q1 2016 Staffing/Interim Right Management / Solutions Currency Q1 2017 -0.2% -0.2% +0.1%

ManpowerGroup April 2017 6 ManpowerGroup 2017 First Quarter Results Growth █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total Business Line Gross Profit – Q1 2017 $479M 61% $168M 21% $105M 13% $36M 5% $788M 1% 4% CC 3% 6% CC 11% 12% CC -14% -12% CC 2% 5% CC

ManpowerGroup April 2017 7 ManpowerGroup 2017 First Quarter Results 636.8 642.1 660.8 Q1 2016 Currency Acquisitions Operational Impact Q1 2017 Excluding Restructuring Charges Restructuring Q1 2017 -16.0 +4.6 +24.0 +6.1 14.0% % of Revenue 13.4% % of Revenue % of Revenue 13.9% SG&A Expense Bridge – Q1 YoY (in millions of USD) (1) This was unfavorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A excluding restructuring charges was 13.3% of Revenue. (1)

ManpowerGroup April 2017 8 ManpowerGroup 2017 First Quarter Results As Reported Q1 Financial Highlights 2% Revenue $1.0B 1% CC 13% OUP $39M 14% CC 50 bps OUP Margin 3.8% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (22% of Revenue)

ManpowerGroup April 2017 9 ManpowerGroup 2017 First Quarter Results Revenue Growth - CC Revenue Growth % of Segment Revenue Americas – Q1 Revenue Growth YoY -6% -3% 10% 12% -6% 9% 19% 6% US Mexico Argentina Other 64% 11% 5% 20%

ManpowerGroup April 2017 10 ManpowerGroup 2017 First Quarter Results As Reported Q1 Financial Highlights 7% Revenue $1.8B 10% CC 13% OUP $81M 17% CC 20 bps OUP Margin 4.5% Southern Europe Segment (38% of Revenue)

ManpowerGroup April 2017 11 ManpowerGroup 2017 First Quarter Results Southern Europe – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) (1) On an organic basis, revenue for Spain increased 1% (+4% in CC). 5% 12% 2% 10% 9% 16% 6% 12% France Italy Spain Other 63% 16% 7% 14%

ManpowerGroup April 2017 12 ManpowerGroup 2017 First Quarter Results As Reported Excluding Restructuring Charges(1) Q1 Financial Highlights 2% 2% Revenue $1.2B 9% CC 9% CC 65% 4% OUP $11M 64% CC 11% CC 180 bps 0 bps OUP Margin 0.9% (1) Excludes the impact of restructuring charges of $22.6M in Q1 2017. Northern Europe Segment (26% of Revenue)

ManpowerGroup April 2017 13 ManpowerGroup 2017 First Quarter Results -17% 13% 10% 30% 9% 10% -4% 17% 12% 35% 13% 6% UK Germany Nordics Netherlands Belgium Other 31% 21% 20% 13% 8% 7% Northern Europe – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, revenue for the Nordics increased 7% (+10% in CC) and the Netherlands increased 19% (+24% in CC). (1) (1)

ManpowerGroup April 2017 14 ManpowerGroup 2017 First Quarter Results As Reported Excluding Restructuring Charges(1) Q1 Financial Highlights 10% 10% Revenue $632M 8% CC 8% CC 4% 12% OUP $20M 3% CC 10% CC 10 bps 10 bps OUP Margin 3.2% (1) Excludes the impact of restructuring charges of $1.4M in Q1 2017. APME Segment (13% of Revenue)

ManpowerGroup April 2017 15 ManpowerGroup 2017 First Quarter Results APME – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue 5% 9% 15% 3% 4% 15% Japan Australia/NZ Other 34% 24% 42%

ManpowerGroup April 2017 16 ManpowerGroup 2017 First Quarter Results As Reported Q1 Financial Highlights 13% Revenue $56M 11% CC 7% OUP $9M 6% CC 90 bps OUP Margin 15.8% Right Management Segment (1% of Revenue)

ManpowerGroup April 2017 17 ManpowerGroup 2017 First Quarter Results Cash Flow Summary – Q1 (in millions of USD) 2017 2016 Net Earnings 74 72 Non-cash Provisions and Other 47 47 Change in Operating Assets/Liabilities 70 46 Capital Expenditures (11) (17) Free Cash Flow 180 148 Change in Debt (4) (16) Acquisitions of Businesses, including Contingent Considerations, net of cash acquired (25) (14) Other Equity Transactions 18 (1) Repurchases of Common Stock (57) (118) Effect of Exchange Rate Changes 12 17 Other 2 1 Change in Cash 126 17

ManpowerGroup April 2017 18 ManpowerGroup 2017 First Quarter Results Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) -221 -231 125 227 109 516 468 855 825 834 -300 0 300 600 900 2013 2014 2015 2016 Q1 2017 15% 14% 24% 25% 25% 0% 10% 20% 30% 2013 2014 2015 2016 Q1 2017

ManpowerGroup April 2017 19 ManpowerGroup 2017 First Quarter Results (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.60 and a fixed charge coverage ratio of 5.06 as of March 31, 2017. As of March 31, 2017, there were $0.8M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $289.7M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 372 - Euro Notes - €400M 1.913% Sep 2022 423 - Revolving Credit Agreement 1.98% Sep 2020 - 599 Uncommitted lines and Other Various Various 39 252 Total Debt 834 851 Debt and Credit Facilities – March 31, 2017 (in millions of USD) (2) (1)

ManpowerGroup April 2017 20 ManpowerGroup 2017 First Quarter Results Second Quarter Outlook Revenue Total Flat/Down 2% (Up 3-5% CC) Americas Flat/Down 2% (Down/Up 1% CC) Southern Europe Up 2-4% (Up 7-9% CC) Northern Europe Down 6-8% (Flat/Up 2% CC) APME Up 5-7% (Up 6-8% CC) Right Management Down 13-15% (Down 10-12% CC) Gross Profit Margin 16.7 – 16.9% Operating Profit Margin 3.9 – 4.1% Tax Rate 37.0% EPS (excluding restructuring) $1.67 – $1.75 (unfavorable $0.08 currency)

ManpowerGroup April 2017 21 ManpowerGroup 2017 First Quarter Results Strong performance in the first quarter, with good top line growth and strong bottom line performance. Continued slow growth environment but improving economic and labor market outlook in many parts of the world, including Europe. In this environment, our extensive portfolio of service and solutions bridges the gap between supply and demand. We help companies engage productive and skilled talent where they need them, and we help individuals find meaningful and sustainable employment while acquiring additional skills and work experience. Our value proposition derives its competitive strength and differentiation from our last mile delivery capabilities. Our investments in digital capabilities will help in building relationships with clients and candidates while reducing the amount of transactional tasks. We are proud to have been recognized for how we conduct our business. We have once again been named as a Fortune Most Admired Company and also one of Ethisphere’s World’s Most Ethical Companies. Being named to both is a unique achievement in our industry. Key Take Aways